UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 8, 2005

                 Mediavest, Inc. (formerly eB2B Commerce, Inc.)
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                               0-10039 22-2267658
           (Commission File Number) (IRS Employer Identification No.)


              153 East 53rd Street, 48th Floor, New York, NY 10022
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 521-5181
               Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.


As previously disclosed, on October 27, 2004, we filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code. On December 17, 2004, we filed an Amended Plan of Reorganization, which was confirmed by the United States Bankruptcy Court for the Southern District of New York on January 26, 2005. Prior to filing for bankruptcy, Miller, Ellin & Company, LLP ("Miller") served as our independent registered public accounting firm. Miller has not audited any financial statements of the Company for any date or period subsequent to the year ended December 31, 2003.


On February 8, 2005, Miller resigned as our independent registered public accounting firm based exclusively on the affiliation Miller has with Robert Ellin (who became Chairman, Chief Executive Officer and President pursuant to the Amended Plan of Reorganization) by virtue of the fact that Mr. Ellin's father is a senior partner at Miller. Accordingly, Miller could no longer be considered independent. Miller's report with respect to the financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified with respect to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph concerning matters that raised substantial doubt about our ability to continue as a going concern.


During the fiscal years ended December 31, 2003 and 2004 and the subsequent interim period through the date of Miller's resignation, there were no disagreements with Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Miller's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements. We have provided Miller with a copy of this disclosure and requested that Miller furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of Miller's letter, dated June 24, 2005 is filed as Exhibit 16 of this Current Report on Form 8-K.


On April 1, 2005 we engaged Most & Company, LLP ("Most") as our independent registered public accounting firm. The decision to retain Most as our independent registered public accounting firm was made by our Board of Directors. We engaged Most to audit our financial statements for the fiscal year ended December 31, 2004. During the years ended December 31, 2004 and December 31, 2003 and through April 1, 2005, neither we nor anyone on our behalf has consulted with Most regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished with this report:


Exhibit No.                Description

16                         Letter from Miller, Ellin & Company, LLP, dated
                           June 24, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MEDIAVEST, INC.



                                 By: /s/ Robert Ellin
                                     ----------------

                                 Robert Ellin

                                 Chairman, Chief Executive Officer and President


July 7, 2005




                                       3